UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2010

Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in charter)

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)

Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware	000-23108	51-0020270
(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware	19720
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7315

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreements

On January 26, 2010, Discover Card Execution Note Trust and Discover Bank entered into an Underwriting Agreement by and among Discover Card Execution Note Trust, Discover Bank, Banc of America Securities LLC and Credit Suisse Securities (USA) LLC (the “Underwriting Agreement”), with respect to notes to be issued by Discover Card Execution Note Trust in one or more series, classes and tranches pursuant to the Indenture, dated as of July 26, 2007, as supplemented by the Indenture Supplement, dated as of July 26, 2007 (as amended by the Omnibus Amendment dated as of July 2, 2009), and a Terms Document having the date stated in the applicable Terms Agreement (as so supplemented and as otherwise modified or amended from time to time, the “Indenture”), between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 26, 2010, Discover Card Execution Note Trust and Discover Bank entered into a Terms Agreement with Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, with respect to the issuance of $750,000,000 principal amount of Class A(2010-1) DiscoverSeries Notes of Discover Card Execution Note Trust (the “Class A(2010-1) Terms Agreement”). A copy of the Class A(2010-1) Terms Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Exhibits

Exhibit No.	Description	Page

Exhibit 1.1	Underwriting Agreement, dated January 26, 2010, among Discover Card Execution Note Trust, Discover Bank, Banc of America Securities LLC and Credit Suisse Securities (USA) LLC

Exhibit 1.2	Terms Agreement, dated January 26, 2010, among Discover Card Execution Note Trust, Discover Bank, Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, with respect to the Class A(2010-1) DiscoverSeries Notes, excluding Annexes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

Date: January 27, 2010	By:	/S/ MICHAEL F. RICKERT
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

Exhibit 1.1	Underwriting Agreement, dated January 26, 2010, among Discover Card Execution Note Trust, Discover Bank, Banc of America Securities LLC and Credit Suisse Securities (USA) LLC

Exhibit 1.2	Terms Agreement, dated January 26, 2010, among Discover Card Execution Note Trust, Discover Bank, Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, with respect to the Class A(2010-1) DiscoverSeries Notes, excluding Annexes